UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: July 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET FUNDS, INC.

WESTERN ASSET ASIAN OPPORTUNITIES FUND

FORM N-Q

JULY 31, 2014

WESTERN ASSET ASIAN OPPORTUNITIES FUND

Schedule of investments (unaudited)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
SOVEREIGN BONDS - 52.2%
Indonesia - 11.3%
Perusahaan Penerbit SBSN Indonesia, Senior Bonds	6.000%	2/27/16	800,000,000	IDR	$67,372
Republic of Indonesia, Senior Bonds	6.250%	4/15/17	5,300,000,000	IDR	443,593
Republic of Indonesia, Senior Bonds	7.875%	4/15/19	1,500,000,000	IDR	129,497
Republic of Indonesia, Senior Bonds	5.625%	5/15/23	5,600,000,000	IDR	409,933
Republic of Indonesia, Senior Bonds	8.375%	3/15/24	6,330,000,000	IDR	559,599
Republic of Indonesia, Senior Bonds	6.625%	5/15/33	4,200,000,000	IDR	294,753
Republic of Indonesia, Senior Bonds	8.375%	3/15/34	3,000,000,000	IDR	252,256
Republic of Indonesia, Senior Bonds	6.375%	4/15/42	1,030,000,000	IDR	66,279
Republic of Indonesia, Senior Bonds	8.750%	2/15/44	1,085,000,000	IDR	92,545

Total Indonesia					2,315,827

Malaysia - 6.8%
Federation of Malaysia, Bonds	4.160%	7/15/21	1,730,000	MYR	553,393
Federation of Malaysia, Senior Bonds	4.048%	9/30/21	310,000	MYR	98,727
Federation of Malaysia, Senior Bonds	3.480%	3/15/23	1,900,000	MYR	577,169
Federation of Malaysia, Senior Bonds	5.248%	9/15/28	250,000	MYR	86,675
Federation of Malaysia, Senior Bonds	4.935%	9/30/43	250,000	MYR	81,593

Total Malaysia					1,397,557

Philippines - 6.4%
Republic of the Philippines, Senior Bonds	6.250%	1/14/36	15,000,000	PHP	375,173
Republic of the Philippines, Senior Notes	4.950%	1/15/21	38,000,000	PHP	939,949

Total Philippines					1,315,122

Singapore - 2.4%
Republic of Singapore, Senior Bonds	3.000%	9/1/24	170,000	SGD	142,830
Republic of Singapore, Senior Bonds	2.875%	9/1/30	190,000	SGD	152,321
Republic of Singapore, Senior Bonds	2.750%	4/1/42	250,000	SGD	189,923

Total Singapore					485,074

South Korea - 18.6%
Republic of Korea, Senior Bonds	4.000%	9/10/15	420,000,000	KRW	415,616
Republic of Korea, Senior Bonds	2.750%	3/10/18	550,000,000	KRW	537,124
Republic of Korea, Senior Bonds	3.250%	9/10/18	140,000,000	KRW	139,041
Republic of Korea, Senior Bonds	4.250%	6/10/21	1,600,000,000	KRW	1,684,567
Republic of Korea, Senior Bonds	3.750%	6/10/22	200,000,000	KRW	205,049
Republic of Korea, Senior Bonds	3.000%	3/10/23	16,000,000	KRW	15,531
Republic of Korea, Senior Bonds	3.375%	9/10/23	430,000,000	KRW	429,419
Republic of Korea, Senior Bonds	4.000%	12/10/31	341,000,000	KRW	366,258

Total South Korea					3,792,605

Sri Lanka - 1.0%
Republic of Sri Lanka, Senior Bonds	5.125%	4/11/19	200,000		204,000	(a)

Thailand - 5.7%
Kingdom of Thailand, Senior Bonds	3.625%	6/16/23	37,000,000	THB	1,156,041

TOTAL SOVEREIGN BONDS (Cost - $11,087,122)					10,666,226

CORPORATE BONDS & NOTES - 46.5%
CONSUMER DISCRETIONARY - 4.7%
Multiline Retail - 4.7%
Golden Eagle Retail Group Ltd., Senior Notes	4.625%	5/21/23	500,000		464,654	(a)
Lotte Shopping Business Management Hong Kong Ltd., Senior Notes	4.000%	2/9/15	3,000,000	CNY	488,415	(b)

TOTAL CONSUMER DISCRETIONARY					953,069

See Notes to Schedule of Investments.

WESTERN ASSET ASIAN OPPORTUNITIES FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CONSUMER STAPLES - 0.8%
Food Products - 0.8%
Fonterra Cooperative Group Ltd., Senior Notes	3.600%	1/29/19	1,000,000	CNY	$162,058	(b)

ENERGY - 2.3%
Oil, Gas & Consumable Fuels - 2.3%
Indo Energy Finance II BV, Notes	6.375%	1/24/23	200,000		166,500	(a)
Korea National Oil Corp., Senior Bonds	3.250%	7/10/24	300,000		295,582	(a)

TOTAL ENERGY					462,082

FINANCIALS - 28.9%
Banks - 10.6%
ABN Amro Bank NV, Subordinated Notes	4.700%	10/25/22	250,000	SGD	209,281	(b)(c)
Bank of Scotland PLC, Senior Notes	4.400%	12/29/16	1,000,000	HKD	135,336
DBS Bank Ltd., Junior Subordinated Notes	0.844%	7/15/21	200,000		196,000	(b)(c)
DBS Bank Ltd., Subordinate Notes, Medium-Term Notes	3.100%	2/14/23	250,000	SGD	201,593	(b)(c)
Export-Import Bank of Korea, Senior Notes	6.000%	6/4/16	50,000,000	INR	810,194	(a)
Lembaga Pembiayaan Ekspor Indonesia, Senior Bonds	6.400%	5/23/16	250,000,000	IDR	20,820
State Bank of India, Senior Notes	2.384%	1/21/16	260,000		259,053	(c)
United Overseas Bank Ltd., Senior Notes	2.500%	6/24/16	2,000,000	CNY	323,362	(b)

Total Banks					2,155,639

Diversified Financial Services - 1.3%
Indian Railway Finance Corp. Ltd., Senior Notes	3.917%	2/26/19	250,000		255,863	(b)

Insurance - 2.0%
NTUC Income Insurance Cooperative Ltd., Subordinated Notes	3.650%	8/23/27	500,000	SGD	409,408	(b)(c)

Real Estate Investment Trusts (REITs) - 4.0%
Ascott REIT MTN Pte Ltd., Senior Notes	3.800%	12/16/15	250,000	SGD	206,700	(b)
LMIRT Capital Pte Ltd., Notes	4.880%	7/6/15	250,000	SGD	204,117
Mapletree Commercial Trust Treasury Co. Pte Ltd., Senior Notes, Medium-Term Notes	3.600%	8/24/20	500,000	SGD	409,837	(b)

Total Real Estate Investment Trusts (REITs)					820,654

Real Estate Management & Development - 11.0%
Central China Real Estate Ltd., Senior Notes	8.000%	1/28/20	200,000		198,148	(b)
Country Garden Holdings Co., Ltd., Senior Notes	10.500%	8/11/15	660,000		700,425
Global Logistic Properties Ltd., Senior Notes	3.375%	5/11/16	5,000,000	CNY	809,492	(b)
Hong Fok Corp. Ltd., Senior Notes, Medium-Term Notes	4.750%	1/24/18	250,000	SGD	202,890	(b)
Kaisa Group Holdings Ltd., Senior Notes	8.875%	3/19/18	200,000		209,250	(a)
Wheelock Finance Ltd., Senior Notes, Medium-Term Notes	4.050%	5/4/17	1,000,000	HKD	134,161	(b)

Total Real Estate Management & Development					2,254,366

TOTAL FINANCIALS					5,895,930

INDUSTRIALS - 4.3%
Construction & Engineering - 0.9%
Alam Synergy Pte Ltd., Senior Notes	6.950%	3/27/20	200,000		198,500	(a)

Trading Companies & Distributors - 3.4%
BOC Aviation Pte Ltd., Senior Notes	2.000%	3/26/15	250,000	SGD	200,843	(b)
Noble Group Ltd., Senior Notes	4.000%	1/30/16	3,000,000	CNY	489,027	(b)

Total Trading Companies & Distributors					689,870

TOTAL INDUSTRIALS					888,370

See Notes to Schedule of Investments.

WESTERN ASSET ASIAN OPPORTUNITIES FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
TELECOMMUNICATION SERVICES - 5.5%
Diversified Telecommunication Services - 2.3%
Bharti Airtel International Netherlands BV, Senior Bonds	5.350%	5/20/24	200,000		$209,416	(a)
Pacnet Ltd., Senior Secured Notes	9.000%	12/12/18	250,000		272,500	(a)

Total Diversified Telecommunication Services					481,916

Wireless Telecommunication Services - 3.2%
Axiata SPV2 Bhd, Senior Notes, Medium-Term Notes	3.750%	9/18/14	4,000,000	CNY	648,497	(b)

TOTAL TELECOMMUNICATION SERVICES					1,130,413

TOTAL CORPORATE BONDS & NOTES (Cost - $9,586,153)					9,491,922

TOTAL INVESTMENTS - 98.7% (Cost - $20,673,275#)					20,158,148
Other Assets in Excess of Liabilities - 1.3%					257,944

TOTAL NET ASSETS - 100.0%					$20,416,092

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

CNY	— Chinese Yuan Renminbi
HKD	— Hong Kong Dollar
IDR	— Indonesian Rupiah
INR	— Indian Rupee
KRW	— South Korean Won
MYR	— Malaysian Ringgit
PHP	— Philippine Peso
REIT	— Real Estate Investment Trust
SGD	— Singapore Dollar
THB	— Thai Baht

Summary of Investments by Country **

South Korea	25.3%
Singapore	18.1
Indonesia	13.4
Malaysia	10.2
China	7.8
Philippines	6.5
Thailand	5.7
Hong Kong	4.4
India	3.6
Korea	1.5
Netherlands	1.0
Sri Lanka	1.0

New Zealand	0.8
United Kingdom	0.7

100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of July 31, 2014 and are subject to change.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Asian Opportunities Fund (the “Fund”) is a separate non-diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Notes to Schedule of Investments (unaudited) (continued)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Sovereign bonds	—	$10,666,226	—	$10,666,226
Corporate bonds & notes	—	9,491,922	—	9,491,922

Total investments	—	$20,158,148	—	$20,158,148

Other financial instruments:
Forward foreign currency contracts	—	$23,945	—	$23,945
OTC interest rate swaps	—	1,287	—	1,287

Total other financial instruments	—	$25,232	—	$25,232

Total	—	$20,183,380	—	$20,183,380

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Forward foreign currency contracts	—	$18,549	—	$18,549
OTC interest rate swaps	—	30,508	—	30,508

Total	—	$49,057	—	$49,057

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Fund concentration. Because the Fund’s investments are focused on Asian issuers, the Fund’s performance is expected to be closely tied to social, political and economic conditions within Asia and to be more volatile than the performance of more geographically diversified funds.

Notes to Schedule of Investments (unaudited) (continued)

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(g) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(h) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of July 31, 2014, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended July 31, 2014, see Note 3.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market

Notes to Schedule of Investments (unaudited) (continued)

risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of July 31, 2014, the Fund held forward foreign currency contracts and OTC interest rate swaps with credit related contingent features which had a liability position of $49,057. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(j) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At July 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$360,105
Gross unrealized depreciation	(875,232)

Net unrealized depreciation	$(515,127)

At July 31, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Appreciation (Depreciation)
Contracts to Buy:
South Korean Won	ING Bank NV	270,000,000	$262,482	8/18/14	$(2,223)
Singapore Dollar	State Street Bank & Trust Co.	2,020,000	1,619,238	8/21/14	7,751
Yuan Renminbi	ING Bank NV	1,200,000	193,914	8/28/14	1,068
Yuan Renminbi	Royal Bank of Canada	915,000	147,859	8/28/14	798
Thailand Baht	BNP Paribas SA	2,700,000	83,944	9/9/14	1,765
Indian Rupee	ING Bank NV	30,030,000	491,691	9/12/14	(8,309)
Indonesian Rupiah	Goldman Sachs Group Inc.	2,300,000,000	197,166	9/16/14	4,746
Singapore Dollar	BNP Paribas SA	240,000	192,385	9/17/14	758
South Korean Won	Bank of New York	700,000,000	679,338	9/22/14	2,761
Indian Rupee	State Street Bank & Trust Co.	32,000,000	520,884	10/7/14	(3,131)
Malaysian Ringgit	BNP Paribas SA	1,620,000	504,265	10/7/14	1,283
Malaysian Ringgit	BNP Paribas SA	840,000	261,471	10/7/14	(2,473)

					4,794

Contracts to Sell:
Singapore Dollar	BNP Paribas SA	120,000	96,192	8/21/14	(189)
Singapore Dollar	Goldman Sachs Group Inc.	330,000	264,529	8/21/14	1,225
Singapore Dollar	State Street Bank & Trust Co.	200,000	160,321	8/21/14	(128)
Yuan Renminbi	BNP Paribas SA	1,200,000	193,914	8/28/14	1,516
Yuan Renminbi	Royal Bank of Canada	915,000	147,859	8/28/14	(1,707)
Philippine Peso	ING Bank NV	3,500,000	80,426	9/10/14	(389)
Taiwan Dollar	BNP Paribas SA	8,000,000	266,838	9/17/14	274

					602

Net unrealized appreciation on open forward foreign currency contracts					$5,396

Notes to Schedule of Investments (unaudited) (continued)

At July 31, 2014, the Fund had the following open swap contracts:

OTC INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND†	PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Deutsche Bank AG	65,000,000INR	11/5/17	7.195% semi-annually	INR-MIBOR‡- OIS-Compound	—	$(20,709)*
Deutsche Bank AG	750,000SGD	10/1/18	SGD-SOR-Reuters	1.570% semi-annually	—	1,287
Deutsche Bank AG	1,400,000SGD	10/23/18	SGD-SOR-Reuters	1.450% semi-annually	—	(3,958)
Deutsche Bank AG	2,000,000SGD	3/4/19	1.555% semi-annually	SGD-SOR-Reuters	—	(5,841)

Total					—	$(29,221)

†	Percentage shown is an annual percentage rate.

‡	MIBOR-Mumbai Inter-Bank Offer Rate.

*	Swap contract is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at July 31, 2014.

	Forward Foreign Currency Contracts
Primary Underlying Risk	Unrealized Appreciation	Unrealized Depreciation	OTC Swap Contracts, at value	Total
Interest Rate Risk	—	—	$(29,221)	$(29,221)

Foreign Exchange Risk	$23,945	$(18,549)	—	5,396

Total	$23,945	$(18,549)	$(29,221)	$(23,825)

During the period ended July 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to buy)	$3,644,894

Forward foreign currency contracts (to sell)	1,281,881

Average Notional Balance
Interest rate swap contracts	$68,150,000

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date: September 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date: September 25, 2014

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date: September 25, 2014